Investor Presentation
July 2018



orgenesis™

NASDAQ: ORGS

Forward Looking Statements

This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking reflect management's current expectations and assumptions, as of the date of this Presentation, and involve certain risks and uncertainties. All statements other than statements of historical fact contained in this Presentation are forward-looking statements including business strategy, prospective products and technologies and objectives by the company. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to differ materially from recent results or from those anticipated in these forward-looking statements include the Risk Factors described in our Annual Report on Form 10-K for the year ended November 30th 2017, filed with the Securities and Exchange Commission ("SEC") on February 28, 2017 and in our subsequent periodic reports with the SEC. You are cautioned not to place undue reliance on the forward-looking-statements, which speak only as of the date of this Presentation. We do not intend, and disclaim any obligation, to revise or update any forward-looking information contained in this Presentation or with respect to the matters described herein.

Investment Highlights

- Diversified strategy in regenerative medicine with industry growth estimated from $26.7bn USD in 2018 to $151bn USD in 2025[1]
  - Anticipated global manufacturing shortage as the cell therapy industry scales up
- Cell therapy platform developing, co-developing and licensing therapeutics for commercialization, including the Company's transdifferentiation technology which can re-program mature adult cells into different types of cells
- Premium service provider of regenerative medicine and immunotherapy products to leading biotechnology and pharmaceutical companies
  - Prestigious customers, including CRISPR, Adaptimmune, and Servier
- CDMO segment reported 73% revenue growth YOY in 2Q18 (for the second quarter 2018 as compared to second quarter 2017)
  - CDMO segment records operating profit of $1.2 million
- Clean capital structure and solid balance sheet with approximately $26M of shareholders' equity (May 31st, 2018)

Who We Are and What We Do

Orgenesis Inc. is a vertically integrated service and research company in the field of the regenerative medicine industry with a focus on cell therapy development and manufacturing serving the regenerative medicine industry.

Cell Therapy Platform

- Collaborations and innovations for proprietary and patented technologies for autologous cell and gene therapy manufacturing
- Inhouse platform for "re-programming" adult cells to perform functions of other types of cells
- Strategic collaborations in-licensing cutting-edge technologies that have potential applications such as diabetes, oncology and neurology
- Global Collaborations with regional partners provide a pathway to market portfolio of technologies and therapeutic targets

Hybrid Business Model with Operational Synergy Between both Platforms

Manufacturing Platform

- Leading global 'one-stop-shop' contract development and manufacturing organization (CDMO)
- Vertically integrated manufacturing capabilities enable Orgenesis to support customers from pre-clinical stages through to commercialization
  - ✓ CDMO Support Services
  - ✓ Process Innovation
  - ✓ Technology Innovation
- High current GMP (cGMP) compliance across all CDMO services ensuring product identity, purity, stability, potency and robustness

Multi-Pronged Business Model

orgenesis™

Cell Therapy Platform

- Trans-differentiation
- Therapeutic Collaboration
- Licensing



Innovation
Development
Services
Manufacturing
Logistics



CDMO Platform
MaSTherCell Global, Inc.
Europe
Middle East
Asia
USA
(coming soon)

Formed a strategic partnership with Great Point Partners, LLC, a leading health care investment firm in order to finance, strengthen and expand Orgenesis' CDMO business. **GPP will invest up to $25 million into Masthercell Global.**

Robust Opportunity in Expanding Cell Therapy Industry

CAR-T early stage developments represent near-term growth opportunity and is the beginning of the anticipated cellular therapy market expansion



Global Regenerative Medicine Market Size
Global Market Volume [USD bn]
21
23
26
30
36
44
56
75
105
150
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

The market is expected to generate revenue of around USD $26.30bn by 2024

North America is anticipated to lead the global regenerative medicines market between 2017 & 2024

Between 2017 and 2024, the market is expected to grow at a CAGR of around 18.6%

959 Clinical trials underway globally that utilize regenerative medicine technologies

53% of the clinical trials underway globally are in Oncology



Gene Therapy
Gene-modified Cell Therapy
Cell Therapy
Tissue Engineering
110
121
84
5
174
152
211
37
35
11
37
7
Phase 1
Phase 2
Phase 3

orgenesis™

Immuno-oncology Market Expansion Set to Take Off

Immuno-oncology is the immediate focus as the majority of immuno-oncology companies are currently in Phase I and II stages setting the industry for expansion once companies transition into the Phase III and Commercialization stages

	PHASE I	PHASE II	PHASE III	Commercialization
				Significant number of companies are going to reach Commercial stage in the coming 2-3 years offering tremendous manufacturing opportunities and recurring revenues
CAGR 2014-2018 [1]	37%	30%	20%	
Success rate to next Phase [2]		63%	31%	50%
Outsourcing willingness [3]	25%	30%	63%	79%
Patients (x Batches)	+/- 20 patients 2-3 years	+/- 70 patients 2-3 years	+/- 250 patients 2 years	1K-1B patients 10-20 years



#RM Clinical Trials
600
500
400
300
200
100
0
92
192
261
314
320
195
376
475
550
549
43
90
Phase I
Phase II
Phase III

[1] source : BioInformant
[2] source : Biomedtracker, 2015
[3] ImageBox survey, Feb 2017

orgenesis™

Key Market Challenges and Our 'One-Stop-Shop' Solution


Lack of established CDMOs with global reach
Limited Number of Players
High Cost and Inability to Scale Efficiently
Current challenges facing the cell therapy industry
Insufficient Industry Capacity
Low Product Quality
Lack of Expertise and Knowledge
Global reach with state-of-the-art facilities in strategic locations
Multidisciplinary team of industry experts
Cell Therapy and CDMO platform provides solutions that address the current market challenges
High quality products that have GMP compliance
Optimized process development that is scalable and cost effective

We Are Strategically Positioned to Capture Market Share

As immuno-oncology clinical expansion occurs, we are positioned to support specialized development and manufacturing needs at all stages of production

Demand is large, but high barriers to entry for manufacturers

- ✓ **Quality by Design**: process efficiency and product performance
- ✓ **Monitoring Systems:** traceability and regulatory compliance
- ✓ **Controlled Environment:** product variability
- ✓ **Closed System:** ability to control contaminants
- ✓ **Process Automation:** reduced operator dependence
- ✓ **Economy of Scale:** demand volume and cost effectiveness

Development

Phase I — +/- 20 Patients, 2-3 Years

Phase II — +/- 70 Patients, 2-3 Years

Phase III — +/- 250 Patients, 2 Years

Commercialization — 1k – 1bn Patients, 10-20 Years

Each customer represents a significant revenue and growth opportunity upon regulatory approval

- We have the ability to support customers from early clinical trials to commercial manufacturing leading to long-term collaboration, faster time-to-market, and cost of goods optimization
- Our customers include top biotechnology and pharmaceutical companies, along with preeminent research institutions and hospitals
- We have the know-how and expertise spanning oncologic, auto-immune, neurologic, dermatologic, etc.

Our Competitive Advantages

We are able to bring products to market rapidly and in a cost-effective way both internally and as a "one-stop-shop" service from pre-clinical to commercial

- A critical component for companies striving to obtain approved products is setting up the right product manufacturing process from the beginning enabling them to have a scalable process with the lowest possible cost of goods sold

We provide a stringent, high quality system to ensure cell-based therapies are transformed into a robust and scalable process

- By maintaining the highest standards in quality service, quality control, quality assurance and permanent staff training, we ensure that our products are GMP compliant, pure, stable, potent and robust

We are able to transform academic technology to clinical manufacturing because of our industry expertise and experience

- The high complexity and regulatory nature of cell therapy products has created a manufacturing bottleneck since traditional pharmaceutical manufacturers are unable to handle these products

We have a strategic global network allowing for rapid, short-distance shipping of fragile and time sensitive cell therapy products to patients

- Companies need to factor in the logistics of shipping their products to patients all over the world while maintaining the proper environmental and handling controls throughout the entire process

We have central continental locations to deal with key logistical challenges by building up the following:

- Team of dedicated experts with strong experience in cGMP able to any regulatory requirements
- State-of-the-art facilities located next to airports
- Multi-continental footprints to deal with therapy administration at or nearby the point of care

We provide value added manufacturing capacity with strong expertise to customize production and manufacturing processes as needed

- Companies' main challenges include developing reliable (quality) and robust manufacturing processes to ensure adequate safety, potency, and consistency at an economically viable cost

Our Strategy for Autologous Therapies

- Strategic relationships with local partners in international countries where we currently may not operate
- Work directly with hospitals and strategic groups to build relationships with the hospitals in making available supply and future on-site manufacturing of therapeutic products, either for the clinical stage or for the marketing stage
- Focus partnerships on Orgenesis' in-house technologies, as well as supporting third party services by utilizing the CDMO business
- Therapeutic collaborations, licensed from academic centers around the world; close relationships with academic hospitals allow Orgenesis to build the service, CRO and preclinical framework to support the development of products
- Developing and licensing of technology systems such as inter-connected systems (i.e. Internet of Things), automated systems, sensor technologies, media supply and other technology developments to enable manufacturing on site in a closed system

Near-term Growth Factors

- CDMO segment momentum embedded and fortified by substantial capital infusion from Great Point Partners
- Expansion in the U.S. will add additional global capacity and further solidify us as a leading international CDMO service provider
- "One-Stop-Shop" focusing on cost reduction and development efficiency enabling industry growth
- Further validation of our high quality and cost effective manufacturing process through the announcement of new partnerships
- Point of care therapy logistics network through regional collaborations creates a robust global market opportunity
- Global partnerships to expand technology development, therapeutic asset portfolio and overall value

Our Future Growth Playbook

As we further establish Orgenesis as a leading international CDMO, our evolution as a fully integrated biopharmaceutical company will involve developing our cell therapy platform to build out the internal asset pipeline for advanced regenerative medicine products

Manufacturing Platform

Our "One-Stop-Shop" model supports customers from development to commercialization allowing for deep integration and increased technology innovation throughout the process

Operational Synergy Between both Platforms

Through developing customized technology for our customers and partners we are able to leverage this know-how and expertise to efficiently and effectively manufacture our internal cell therapy products or secure manufacturing contracts for our out-licensed assets

Cell Therapy Platform

There is a large range of diseases where traditional biologic therapeutics are ineffective leaving a large unmet need that gene & cellular therapeutics could fulfill

Industry Corporate Partnership Activity

Recent deals in immuno-oncology demonstrate high current and future valuations in this sector alone

Select Corporate Partnerships

Corporate Partnerships (upfront payments) across regenerative medicine sectors increased 68% from 2016 to 2017

Servier and Pieris
Value: Up to $2.1bn, including $37mn upfront payment

Bristol-Myers Squibb and CytomX Therapeutics
Value: Up to $2.9bn, including $200mn upfront payment

Novartis and Xencor
Value: Up to $2.56bn+, including $150mn upfront payment

Merck & Co. and Eisai
Value: Up to $5.8bn, including $300mn upfront payment

Bristol-Myers Squibb and Nektar Therapeutics
Value: Up to $3.6bn+, including $1.8bn upfront payment

Autologous Transdifferentiation

A unique, proprietary and patented platform technology whereby an adult cell is converted into another type of cell with distinct phenotype and function *(Does not use stem cells, but rather offers a much more targeted approach using fully mature, adult cells.)*


Adult Liver Cells
Pancreatic Hormones Producing Cells

- Reduces the risk of cell mutation and allows for the testing of cells ex vivo before insertion
- Adult cells do not propagate inside the patient, eliminating the risk of malignancy
- Utilizes the patient's own autologous cells
  - Eliminates the risk of an immune response or rejection
  - No pouch or encapsulation device is required to isolate the cells from the patient's immune system.

Potential across hundreds of indications and new cell source

- Oncology
- Cardiovascular
- Muskoskeletal
- Dermatology
- Immunology & Inflammation
- Gastroenterology
- Hematology

AIP Cells

- The first indication for the Company's unique cell-based therapy, was development of Autologous Insulin Producing ("AIP") cells
- **Potential "practical cure" for insulin dependent diabetes**
- Transforms the patient's own liver cell into a fully functional and physiologically glucose-responsive insulin-producing cell, designed to provide long-term insulin independence
- Overcomes the significant issues of donor shortage, cost and exposure to chronic immunosuppressive therapy associated with islet cell transplantation
- Because AIP cells are autologous, this benefit should be achieved and maintained without the need for concomitant immunosuppressive therapy



First Indication for AIP Cells: Pancreatectomy (Orphan Drug Indication)

- The first indication for AIP cells is for the treatment of severe diabetes following Total Pancreatectomy (TP), an **orphan drug indication**
- Patients with Diabetes of the Exocrine Pancreas (DEP) have an underlying disease of the pancreas, such as:
  - Chronic Pancreatitis (CP)
  - Trauma/pancreatectomy
  - Neoplasia
  - Cystic fibrosis
  - Hemochromatosis
  - Fibrocalculous pancreatopathy
- The incidence of diabetes following TP is 100%, resulting in immediate and lifelong insulin-dependence with loss of both endogenous insulin secretion and that of the counter-regulatory hormone, glucagon
- Glycemic control after TP is notoriously difficult with conventional insulin therapy due to complete insulin dependence and loss of glucagon-dependent counter-regulation; patients with this condition experience both severe hyperglycemic and hypoglycemic episodes
- Orgenesis has developed a novel technology, utilizing liver cells as a source for Insulin Producing Cells (IPCs) as replacement therapy for islet transplantation (pre-clinical stage)

Second Indication for AIP Cells: Insulin Dependent Diabetes

Epidemiology:

- **29 million people, or 9.3 % of the U.S. population**, are living with diabetes, and another 86 million with pre-diabetes, of which 30% will convert to diabetes*
- **More than 400 million people are living with diabetes world-wide**, of which 80% are outside the developed world**
- Two major types of diabetes, type 1 (T1D) and type 2 (T2D)
  - T1D is autoimmune in origin and represents 5-10 % of the total number
  - T2D is related to insulin resistance and obesity, and represents 90 % of all people with diabetes
  - In severe T2D, the loss of beta-cell mass renders these individuals receptive to some of the same curative measures and therapies as T1D

Costs and Complications:

- Leading cause of kidney failure, blindness, non-traumatic amputations in the Western world and increases the risk for heart disease and stroke by 4-6 times
- Significant driver of cognitive dysfunction, dementia and depression
- 7th biggest reason for overall mortality in the US
- Each year, 5% of people with diabetes die from low blood sugar, so-called hypoglycemia
- In the US, at least $245 million per year is spent on the management of diabetes and its complications



*National Diabetes Statistics Report, 2014
**World Health Organization, 2016

orgenesis™

Investment Highlights

- Diversified strategy in regenerative medicine with industry growth estimated from $26.7bn USD in 2018 to $151bn USD in 2025[1]
  - Anticipated global manufacturing shortage as the cell therapy industry scales up
- Cell therapy platform developing, co-developing and licensing therapeutics for commercialization, including the Company's transdifferentiation technology which can re-program mature adult cells into different types of cells
- Premium service provider of regenerative medicine and immunotherapy products to leading biotechnology and pharmaceutical companies
  - Prestigious customers, including CRISPR, Adaptimmune, and Servier
- CDMO segment reported 73% revenue growth YOY in 2Q18 (for the second quarter 2018 as compared to second quarter 2017)
  - CDMO segment records operating profit of $1.2 million
- Clean capital structure and solid balance sheet with approximately $26M of shareholders' equity (May 31st, 2018)

orgenesis™



Contact US

Vered Caplan, CEO
E-mail: vered.c@orgenesis.com

Robert Beckman, Director of Corporate Development
Tel: (914) 234 - 0860
E-mail: robert.b@orgenesis.com

Joe Green, Edison Advisors Investor Relations
Tel: (646) 653 - 7030
E-mail: jgreen@edisongroup.com

NASDAQ: ORGS